UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2011
PIKE ELECTRIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pike Way Mount Airy, NC	27030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (336) 789-2171
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 3, 2011, Pike Electric Corporation (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s 2008 Omnibus Incentive Compensation Plan (the “2008 Plan,” as amended and restated, the “Amended 2008 Plan”), which among other things added 2,500,000 shares of the Company’s common stock to the pool of shares available for awards. The Amended 2008 Plan is substantially similar to the 2008 Plan, other than to increase the share pool and to extend the 2008 Plan’s term by four years from December 31, 2017 to December 31, 2021. A description of the material terms and conditions of the Amended 2008 Plan appears on pages 42-51 of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 23, 2011 (the “Proxy Statement”). The Amended 2008 Plan is filed as Exhibit 10.1 to this Form 8-K and the terms thereof are incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) On November 3, 2011, the Company held its annual meeting of stockholders.
(b) At the Annual Meeting, the Company’s stockholders (i) elected all of the Company’s nominees for director, (ii) approved the amendment and restatement of the 2008 Plan, (iii) approved the advisory vote on executive compensation, (iv) approved holding future advisory votes on executive compensation every third year, and (v) ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year 2012. Voting results on each matter submitted to the Company’s stockholders at the Annual Meeting are as follows:
1. Election of Directors:

	For	Withheld	Non-Votes
J. Eric Pike	29,418,171	538,419	1,607,742
Charles E. Bayless	28,710,128	1,246,462	1,096,986
James R. Helvey III	27,012,198	2,944,392	1,096,986
Robert D. Lindsay	29,529,399	427,191	1,096,986
Peter Pace	28,718,128	1,238,462	1,096,986
Daniel J. Sullivan III	28,710,528	1,246,062	1,096,986
Louis F. Terhar	28,709,392	1,247,198	1,096,986
J. Russell Triedman	29,551,099	405,491	1,096,986
2. Amendment of the 2008 Omnibus Incentive Compensation Plan:

For	23,340,135
Against	5,916,875
Abstain	699,580
Non-Votes	1,607,742
3. Advisory Vote on Executive Compensation:

For	21,160,812
Against	8,021,889
Abstain	773,889
Non-Votes	1,607,742

4. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation:

One year	11,455,413
Two years	31,985
Three years	17,676,849
Abstain	792,343
Non-Votes	1,607,742
5. Ratification of Ernst & Young LLP as the Company’s registered independent public accounting firm for the fiscal year ending June 30, 2012:

For	31,451,817
Against	107,110
Abstain	5,405
(d) A majority of the votes present in person or represented by proxy and entitled to vote, voted, on an advisory basis, to hold an advisory vote to approve executive compensation every three years. In line with this recommendation by our stockholders, the Company will include an advisory stockholder vote on executive compensation in its proxy materials every three years until the next required advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than our annual meeting of stockholders in 2017.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed herewith:

Exhibit No.	Exhibit Description

10.1	Pike Electric 2008 Omnibus Incentive Compensation Plan, as Amended and Restated Effective November 3, 2011

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION
Date: November 4, 2011	By:	/s/ Anthony K. Slater
		Name:	Anthony K. Slater
		Title:	Executive Vice President & Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
November 3, 2011	1-32582
PIKE ELECTRIC CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Pike Electric 2008 Omnibus Incentive Compensation Plan, as Amended and Restated Effective November 3, 2011